United
                    Asset Strategy
                    Fund, Inc.

                    ANNUAL
                    REPORT
                    --------------------------------------------
                    For the fiscal year ended September 30, 1997

MANAGER'S LETTER
SEPTEMBER 30, 1997
----------------------------------------------------------------


Dear Shareholder:

     This report relates to the operation of United Asset Strategy Fund, Inc. for the fiscal year ended September 30, 1997. The discussion, graphs and tables contained in this report will provide you with information regarding the Fund's performance during that period.

     Several factors affected the Fund's performance during the past fiscal year. Relatively strong economic growth, low inflation and a large flow of money into U.S. equity mutual funds during much of the year positively impacted the equity market. Uncertainty regarding Federal Reserve policy and a currency crisis in southeast Asia, among other factors, injected some volatility into the financial markets.

     In February, the Fund switched from having one manager to having two managers; one to focus on equity investments and one to concentrate on fixed income investments. In July, the shareholders voted to remove the restrictions regarding the maximum percentage of the Fund's assets that were permitted to be invested in stocks and bonds. Following the change of managers in February, the Fund's exposure to stocks was greatly increased based upon the expectation that the equity market would outperform the other asset classes in 1997. On the fixed income side, we reduced the Fund's longer-term Treasury bond holdings and replaced them with lower-rated domestic and foreign bonds (including those in emerging markets) with shorter maturities and higher yields in an effort to generate income and to protect against interest rate increases.

     The strategies and techniques we applied resulted in the performance of the Fund remaining above that of the fixed income indexes charted on the following page and below that of the equity and mutual fund indexes. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), one-month certificates of deposit (Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit), the bond market (the Salomon Brothers Broad Investment Grade Bond Index) and the universe of portfolios with similar investment objectives (the Lipper Flexible Portfolio Universe Average). A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. The Fund's underperformance as compared with the equity and mutual fund indexes resulted largely from its low exposure to equity investments during the first part of the year. We have chosen to use the Salomon Brothers Index beginning with this year's Annual Report to reflect the performance of the bond market, instead of the Lehman Brothers Index that had been presented in prior years. We believe that the Salomon Brothers Index provides a more accurate basis for comparing the Fund's performance to the performance of the types of fixed income securities in which the Fund invests. Both indexes are presented on the following page in this year's Annual Report for comparison purposes.

     As the next fiscal year begins, the U.S. economy remains strong. A continued strong economy and an expected tight labor market could put upward pressure on inflation. The Federal Reserve has intimated that it may respond to such events by increasing interest rates. On the fixed income side, we do not expect emerging market bonds to repeat their success of the past year, but could well provide yield above bonds issued by U.S. companies. In the environment of anticipated higher interest rates, we will continue to concentrate on shorter duration bonds, supplemented by higher quality, higher yielding emerging market bonds. Consistent with our view of the capital market for the next fiscal year, we expect to maintain our equity exposure at approximately fifty to sixty percent of the Fund's total portfolio.

     Thank you for your continued confidence.

Respectfully,


Michael L. Avery
Daniel J. Vrabac
Managers, United Asset Strategy Fund, Inc.

             Comparison of Change in Value of $10,000 Investment in
                United Asset Strategy Fund, Inc. Class A Shares,
                    The S&P 500 Composite Stock Price Index
                   The Lehman Brothers Aggregate Bond Index,
               The Salomon Brothers Broad Investment Grade Debt,
 The Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit, and
                 The Lipper Flexible Portfolio Universe Average

                                              Salomon
                  S&P               Salomon   Brothers
                  500      Lehman   Brothers Short-Term  Lipper
       United  Composite  Brothers   Broad     Index    Flexible
       Asset     Stock   Aggregate Investmentfor 1 monthPortfolio
      Strategy   Price      Bond     Grade  CertificatesUniverse
        Fund     Index     Index      Debt   of Deposit Average
     --------- --------- --------- -----------------------------
04/01/95
Purchase$9,425  $10,000   $10,000   $10,000   $10,000   $10,000
09/30/9510,271   11,825    10,818    10,667    10,301    11,321
09/30/9610,221   14,230    11,346    11,195    10,883    12,702
09/30/9712,006   19,992    12,452    12,282    11,494    15,735

 ====United Asset Strategy Fund* -- $12,006
 ++++   S&P 500 Index**  -- $19,992
 ****Lehman Brothers Aggregate Bond Index**  --  $12,452
 *+*+                              Salomon Brothers Broad Investment Grade
Debt** -- $12,282
 *-*-Salomon Brothers Short-Term Index for 1 Month Certificates of Deposit**  -
-  $11,494
 -+-+Lipper Flexible Portfolio Universe Average** -- $15,735

   *The value of the investment in the Fund is impacted by the ongoing expenses of the Fund and assumes reinvestment of dividends and distributions. **Because the Fund commenced operations on a date other than at the end of a month, and partial month calculations of the performance of the above indexes (including income) are not available, investment in the indexes was effected as of March 31, 1995.

         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------

Year Ended
   9/30/97          10.71%     17.93%
2+ Years Ended
   9/30/97+++       7.56%      N/A
Life of Class Y++++ N/A        8.73%

  + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
 +++3/9/95 (inception) through 9/30/97.
++++9/27/95 (the date on which Fund Class Y shares were first acquired by shareholders) through 9/30/97.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United Asset Strategy Fund, Inc.

PORTFOLIO STRATEGY:
Stocks 70%                 OBJECTIVE:   High total return over
(can range from 0-100%)                 the long-term.

Bonds 25%
(can range from 0-100%)     STRATEGY:   Invests in stocks, bonds
                                        and short-term
Short-Term Instruments 5%               instruments, both in the
(can range from 0-100%)                 United States and abroad, which are
                                        allocated in a mix that varies based on
                                        the current outlook for the different
                                        markets.  (May purchase securities
                                        subject to repurchase agreements.  May
                                        invest in certain options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the Asset Strategy Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the Prospectus.

                             FOUNDED:   1995

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY
                                        (MARCH, JUNE, SEPTEMBER, DECEMBER)

PERFORMANCE SUMMARY -- Class A Shares

          PER SHARE DATA
For the Fiscal Year Ended September 30, 1997
--------------------------------------------
DIVIDENDS PAID                   $0.15
                                 =====

NET ASSET VALUE ON
9/30/97                          $5.99
9/30/96                           5.24
                                 -----
CHANGE PER SHARE                 $0.75
                                 =====

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load**  Sales Load***
------                                      -----------    ------------
1-year period ended 9-30-97                     10.71%         17.46%
Period from 3-9-95*
 through 9-30-97                                 7.56%         10.07%

  *Initial public offering of the Fund.
 **Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the two periods. ***Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.


Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1997, the Fund had net assets totaling $28,542,744 invested in a diversified portfolio of:

   58.68%   Common Stocks
   21.73%   Corporate Debt Securities
    8.40%   Cash and Cash Equivalents
    6.94%   United States Government Securities
    4.25%   Other Government Securities


As a shareholder of United Asset Strategy Fund, Inc., for every $100 you had invested on September 30, 1997, your Fund owned:

  $58.68    Common Stocks
   21.73    Corporate Debt Securities
    8.40    Cash and Cash Equivalents
    6.94    United States Government Securities
    4.25%   Other Government Securities

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS
Apparel and Accessory Stores - 1.42%
 Payless ShoeSource, Inc.  ...............     6,800    $   405,872

Auto Repair, Services and Parking - 2.39%
 Avis Rent A Car, Inc.*  .................    10,000        238,750
 The Hertz Corp, Class A  ................    11,800        444,707
   Total .................................                  683,457

Business Services - 7.50%
 BISYS Group, Inc. (The)*  ...............     6,700        215,023
 BMC Software, Inc.*  ....................     7,500        485,385
 Intuit Inc.*  ...........................     9,000        289,125
 J. D. Edwards*  .........................    13,000        437,125
 McAfee Associates, Inc.*  ...............     8,300        439,900
 Oracle Systems Corporation*  ............     7,500        273,510
   Total .................................                2,140,068

Chemicals and Allied Products - 5.43%
 American Home Products Corporation  .....     4,200        306,600
 BetzDearborn Inc.  ......................     6,500        444,438
 Imperial Chemical Industries plc ADR  ...     8,200        542,225
 Monsanto Company  .......................     6,600        257,400
   Total .................................                1,550,663

Communication - 5.41%
 AT&T Corporation  .......................    10,500        465,276
 Clear Channel Communications, Inc.*  ....     6,300        408,712
 SBC Communications Inc.  ................    10,900        668,988
   Total .................................                1,542,976

Depository Institutions _ 2.87%
 BankAmerica Corporation  ................     4,200        307,910
 Norwest Corporation  ....................     3,800        232,750
 U. S. Bancorp.  .........................     2,900        279,850
   Total .................................                  820,510

Electric, Gas and Sanitary Services - 1.40%
 Duke Energy Corp.  ......................     8,100        400,439

Food and Kindred Products - 1.00%
 CPC International Inc.  .................     1,500        138,937
 ConAgra, Inc.  ..........................     2,200        145,200
   Total .................................                  284,137

Forestry - 1.64%
 Weyerhaeuser Company  ...................     7,900        469,063

Furniture and Fixtures - 1.71%
 Lear Corporation*  ......................     9,900        487,575

                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
General Merchandise Stores - 3.73%
 Federated Department Stores, Inc.*  .....    10,500   $    452,813
 Wal-Mart Stores, Inc.  ..................    16,700        611,637
   Total .................................                1,064,450

Health Services - 0.89%
 Centennial HealthCare Corporation*  .....    11,000        254,375

Industrial Machinery and Equipment - 4.33%
 Case Corporation  .......................     4,700        313,137
 Compaq Computer Corporation*  ...........     3,900        291,525
 New Holland NV  .........................     4,900        144,550
 Parker Hannifin Corporation  ............    10,800        486,000
   Total .................................                1,235,212

Instruments and Related Products - 1.32%
 General Motors Corporation, Class H  ....     5,700        376,912

Miscellaneous Retail - 1.23%
 Costco Companies, Inc.*  ................     9,300        349,615

Paper and Allied Products - 2.44%
 Champion International Corporation  .....     4,200        255,935
 Mead Corporation (The)  .................     6,100        440,725
   Total .................................                  696,660

Personal Services - 1.87%
 Equity Corporation International*  ......    22,900        533,845

Petroleum and Coal Products - 4.38%
 Mobil Corporation  ......................     8,200        606,800
 Royal Dutch Petroleum Company  ..........    11,600        643,800
   Total .................................                1,250,600

Railroad Transportation - 1.83%
 Burlington Northern Santa Fe Corporation      2,800        270,550
 Union Pacific Corporation  ..............     4,000        250,748
   Total .................................                  521,298

Transportation by Air - 1.68%
 Southwest Airlines Co.  .................    15,000        479,055

Transportation Equipment - 2.40%
 Hayes Wheels International, Inc.*  ......    10,800        367,200
 Sundstrand Corporation  .................     5,500        316,938
   Total .................................                  684,138


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1997

                                              Shares        Value

COMMON STOCKS (Continued)
Wholesale Trade - Durable Goods _ 1.81%
 Motorola, Inc.  .........................     7,200    $   517,500

TOTAL COMMON STOCKS - 58.68%                            $16,748,420
 (Cost: $14,601,674)

                                           Principal
                                           Amount in
                                           Thousands

CORPORATE DEBT SECURITIES
Chemicals and Allied Products - 1.73%
 The BOC Group, Inc.,
   5.875%, 1-29-2001 .....................    $  500        493,800

Depository Institutions _ 3.59%
 Banco de Inversion y Comercio Exterior S.A.,
   9.375%, 12-27-2000 (A) ................       500        523,750
 Banco Nacional de Comercio Exterior, S.N.C.,
   7.5%, 7-1-2000 ........................       500        500,625
   Total .................................                1,024,375

Electric, Gas and Sanitary Services - 1.81%
 Companhia Paranaense de Energia-COPEL,
   9.75%, 5-2-2005 (A) ...................       500        516,250

Fabricated Metal Products - 0.18%
 Mark IV Industries, Inc.,
   8.75%, 4-1-2003 .......................        50         52,000

Food and Kindred Products - 7.15%
 Cervejarias Kaiser S. A.,
   8.875%, 9-26-2005 (A) .................       500        501,250
 Coca-Cola FEMSA, S.A. de C.V.,
   8.95%, 11-1-2006 ......................       500        527,750
 JG Summit Holdings, Inc.,
   8.0%, 5-6-2002 (A) ....................       500        483,125
 Pepsi-Gemex, S.A. de C.V.,
   9.75%, 3-30-2004 ......................       500        528,125
   Total .................................                2,040,250

Industrial Machinery and Equipment - 1.75%
 Tyco International Ltd.,
   6.5%, 11-1-2001 .......................       500        500,515

Paper and Allied Products - 1.78%
 Buckeye Cellulose Corporation,
   8.5%, 12-15-2005 ......................       500        507,500


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES (Continued)
Primary Metal Industries - 1.88%
 Ispat Mexicana, S.A. de C.V.,
   10.375%, 3-15-2001 (A) ................    $  500    $   535,625

Stone, Clay and Glass Products - 1.86%
 Vicap, S.A. de C.V.,
   10.25%, 5-15-2002 (A) .................       500        531,250

TOTAL CORPORATE DEBT SECURITIES - 21.73%                $ 6,201,565
 (Cost: $6,074,685)

OTHER GOVERNMENT SECURITIES
 Argentina - 1.83%
 Republic of Argentina (The),
   9.25%, 2-23-2001 ......................       500        522,500

 Mexico - 2.42%
 United Mexican States,
   6.97%, 8-12-2000 ......................       700        691,250

TOTAL OTHER GOVERNMENT SECURITIES - 4.25%                $1,213,750
 (Cost: $1,176,781)

UNITED STATES GOVERNMENT SECURITIES
 Federal Home Loan Banks:
   7.04%, 1-2-2003 .......................       500        499,610
   7.035%, 8-20-2004 .....................       430        428,254
   6.5%, 2-15-2023 .......................     5,000      1,053,250

TOTAL UNITED STATES GOVERNMENT
 SECURITIES - 6.94%                                     $ 1,981,114
 (Cost: $2,066,099)

SHORT-TERM SECURITIES
Electric, Gas and Sanitary Services - 3.50%
 Pacificorp,
   5.51%, 10-6-97 ........................     1,000        999,235

Fabricated Metal Products - 0.92%
 Danaher Corporation,
   5.6563% Master Note ...................       263        263,000

Food and Kindred Products - 0.39%
 General Mills, Inc.,
   5.5113% Master Note ...................       111        111,000


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED ASSET STRATEGY FUND, INC.
SEPTEMBER 30, 1997

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Textile Mill Products - 1.75%
 Sara Lee Corporation,
   5.5063% Master Note ...................    $  499    $   499,000

TOTAL SHORT-TERM SECURITIES - 6.56%                     $ 1,872,235
 (Cost: $1,872,235)

TOTAL INVESTMENT SECURITIES - 98.16%                    $28,017,084
 (Cost: $25,791,474)

CASH AND OTHER ASSETS, NET OF
 LIABILITIES - 1.84%                                        525,660

NET ASSETS - 100.00%                                    $28,542,744


Notes to Schedule of Investments
 *No income dividends were paid during the preceding 12 months.
 (A) As of September 30, 1997, the following restricted securities were owned:
                               Principal
                   Acquisition  Amount                  Market
     Security         Date      in 000's    Cost        Value
     --------      ----------- --------------------------------
  Banco de Inversion y
     Comercio Exterior S.A.,
     9.375%, 12-27-2000 2-18-97     $500$  520,000  $  523,750
  Cervejarias Kaiser S.A.,
     8.875%, 9-26-2005 9-16-97       500   498,450     501,250
  Companhia Paranaense de Energia-COPEL
     9.75%, 5-2-2005   4-22-97       500   498,090     516,250
  Ispat Mexicana, S.A. de C.V.,
     10.375%, 3-15-2001 3-17-97      500   505,625     535,625
  JG Summit Holdings, Inc.,
     8.0%, 5-6-2002    5-19-97       500   494,375     483,125
  Vicap, S.A. de C.V.,
     10.25%, 5-15-2002 6-18-97       500   516,000     531,250
                                        ----------  ----------
                                        $3,032,540  $3,091,250
                                        ==========  ==========

  The total market value of restricted securities represents 10.83% of the total net assets at September 30, 1997.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.
See Note 4 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

Assets
 Investment securities -- at value
   (Notes 1 and 4) .................................    $28,017,084
 Cash   ............................................          4,166
 Receivables:
   Investment securities sold ......................        592,331
   Dividends and interest ..........................        220,894
   Fund shares sold ................................        105,376
 Unamortized organization expenses (Note 2)  .......         24,765
 Prepaid insurance premium  ........................          1,452
                                                        -----------
    Total assets  ..................................     28,966,068
                                                        -----------
Liabilities
 Payable for investment securities purchased........        294,252
 Payable to Fund shareholders  .....................         78,902
 Organization expenses payable  ....................         24,765
 Accrued transfer agency and dividend
   disbursing (Note 3) .............................         12,025
 Accrued service fee (Note 3)  .....................          8,265
 Accrued accounting services fee (Note 3)  .........          1,667
 Accrued management fee (Note 3)  ..................            543
 Other liabilities  ................................          2,905
                                                        -----------
    Total liabilities  .............................        423,324
                                                        -----------
      Total net assets .............................    $28,542,744
                                                        ===========

Net Assets
 $0.01 par value capital stock
   Capital stock ...................................    $    47,678
   Additional paid-in capital ......................     24,797,234
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income .........................................        137,194
   Accumulated undistributed net realized gain on
    investment transactions   ......................      1,335,028
   Net unrealized appreciation in value of
    investments  ...................................      2,225,610
                                                        -----------
    Net assets applicable to outstanding
     units of capital  .............................    $28,542,744
                                                        ===========
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................          $5.99
 Class Y  ..........................................          $5.99
Capital shares outstanding
 Class A  ..........................................      4,714,148
 Class Y  ..........................................         53,668
Capital shares authorized ..........................  1,000,000,000

                   See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1997

Investment Income
 Income (Note 1B):
   Interest and amortization .......................    $1,136,553
   Dividends .......................................       202,391
                                                        ----------
    Total income  ..................................     1,338,944
                                                        ----------
 Expenses (Notes 2 and 3):
   Investment management fee .......................       205,329
   Transfer agency and dividend disbursing - Class A        94,371
   Service fee - Class A ...........................        51,568
   Registration fees ...............................        34,645
   Prospectus typesetting.............................      30,298
   Accounting services fee .........................        20,000
   Audit fees ......................................        11,096
   Amortization of organization expenses ...........         9,906
   Legal fees ......................................         8,519
   Custodian fees ..................................         6,629
   Shareholder servicing - Class Y .................         1,829
   Other ...........................................        22,289
                                                        ----------
    Total expenses  ................................       496,479
                                                        ----------
      Net investment income ........................       842,465
                                                        ----------
Realized and Unrealized Gain on
 Investments (Notes 1 and 4)
 Realized net gain on securities  ..................     1,687,454
 Realized net gain on foreign currency
   transactions ....................................         1,323
                                                        ----------
   Realized net gain on investments ................     1,688,777

 Unrealized appreciation in value of investments
   during the period ...............................     2,055,672
                                                        ----------
    Net gain on investments  .......................     3,744,449
                                                        ----------
      Net increase in net assets resulting
       from operations  ............................    $4,586,914
                                                        ==========


                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS         For the fiscal year
                                            ended September 30,
                                      -----------------------------
                                             1997        1996
Increase (Decrease) in Net Assets     --------------   ------------
 Operations:
   Net investment income ............    $   842,465    $   906,537
   Realized net gain (loss) on
    investments  ....................      1,688,777       (355,560)
   Unrealized appreciation
    (depreciation)  .................      2,055,672       (618,911)
                                         -----------    -----------
    Net increase (decrease) in net assets
      resulting from operations .....      4,586,914        (67,934)
                                         -----------    -----------
 Distributions to shareholders (Note 1E):*
   From net investment income
    Class A  ........................       (791,004)      (867,732)
    Class Y  ........................        (10,686)        (6,712)
   In excess of realized gains on
    securities transactions
    Class A  ........................            ---        (27,304)
    Class Y  ........................            ---            (17)
                                         -----------    -----------
                                            (801,690)      (901,765)
Capital share transactions:              -----------    -----------
   Proceeds from sale of shares:
    Class A (667,368 and 3,452,074
      shares, respectively) .........      3,651,541     18,415,374
    Class Y (33,050 and 69,480
      shares, respectively) .........        178,871        370,529
   Proceeds from reinvestment of dividends
    and/or capital gains distribution:
    Class A (143,389 and 170,139
      shares, respectively) .........        785,910        892,867
    Class Y (1,949 and 1,281
      shares, respectively) .........         10,686          6,728
   Payments for shares redeemed:
    Class A (2,170,564 and 1,656,072
      shares, respectively) .........    (11,786,216)    (8,764,002)
    Class Y (44,348 and 8,373
      shares, respectively) .........       (241,432)       (44,600)
                                         -----------    -----------
    Net increase (decrease) in net
      assets resulting from capital
      share transactions ............     (7,400,640)    10,876,896
                                         -----------    -----------
      Total increase (decrease) .....     (3,615,416)     9,907,197
Net Assets
 Beginning of period  ...............     32,158,160     22,250,963
                                         -----------    -----------
 End of period, including undistributed
   net investment income of $137,194
   and $95,096, respectively ........    $28,542,744    $32,158,160
                                         ===========    ===========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:                           For the
                    For the            For         period
                     fiscal        the fiscal        from
                       year           year        3/9/95*
                      ended          ended        through
                    9/30/97        9/30/96        9/30/95
                    -------        -------        -------
Net asset value,
 beginning of period  $5.24          $5.42          $5.00
                      -----          -----          -----
Income from investment operations:
 Net investment
   income ..........   0.16           0.15           0.07
 Net realized and
   unrealized gain (loss)
   on investments...   0.74          (0.17)          0.40
                      -----          -----          -----
Total from investment
 operations ........   0.90          (0.02)          0.47
                      -----          -----          -----
Less distributions:
 From net investment
   income ..........  (0.15)         (0.15)         (0.05)
 In excess of capital
   gains............  (0.00)         (0.01)         (0.00)
                      -----          -----          -----
Total distributions.  (0.15)         (0.16)         (0.05)
                      -----          -----          -----
Net asset value,
 end of period .....  $5.99          $5.24          $5.42
                      =====          =====          =====
Total return** .....  17.46%         -0.49%          9.42%
Net assets, end of period
 (000 omitted)  ....$28,221        $31,828        $22,248
Ratio of expenses to
 average net assets    1.70%          1.68%          1.64%***
Ratio of net investment
 income to average net
 assets ............   2.87%          2.93%          3.71%***
Portfolio
 turnover rate ..... 173.88%         91.06%          9.32%
Average commission
 rate paid .........  $0.0329        $0.0440

  *Commencement of operations.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.
***Annualized.
                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the        For the
                     fiscal         fiscal         period
                       year           year        from 9/27/95*
                      ended          ended        through
                    9/30/97        9/30/96        9/30/95
                   --------        --------       --------
Net asset value,
 beginning of period  $5.24          $5.42          $5.41
                      -----          -----          -----
Income from investment
 operations:
 Net investment
   income ..........   0.17           0.16           0.00
 Net realized and
   unrealized gain
   (loss) on
   investments......   0.75          (0.17)          0.01
                      -----          -----          -----
Total from investment
 operations ........   0.92          (0.01)          0.01
                      -----          -----          -----
Less distributions:
 From net investment
   income...........  (0.17)         (0.16)         (0.00)
 In excess of
   capital gains ...  (0.00)         (0.01)         (0.00)
                      -----          -----          -----
Total distributions.  (0.17)         (0.17)         (0.00)
                      -----          -----          -----
Net asset value,
 end of period .....  $5.99          $5.24          $5.42
                      =====          =====          =====
Total return .......  17.93%         -0.21%          0.18%
Net assets, end of
 period (000
 omitted)  .........   $322           $330             $3
Ratio of expenses
 to average net
 assets ............   1.28%          1.29%          0.00%
Ratio of net
 investment income
 to average net
 assets ............   3.29%          3.43%          0.00%
Portfolio
 turnover rate ..... 173.88%         91.06%          9.32%**
Average commission
 rate paid .........  $0.0329        $0.0440

 *Commencement of operations.
**Annualized.

                       See notes to financial statements.

UNITED ASSET STRATEGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1997

NOTE 1 -- Significant Accounting Policies

     United Asset Strategy Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high total return with reduced risk over the long term through investments in stocks, bonds and short-term instruments. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations system) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 4 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 5 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At September 30, 1997, $1,323 was reclassified between accumulated undistributed net investment income and accumulated net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Organization

     The Fund, a Maryland corporation, was organized on August 25, 1994 and was inactive (except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the registration of its shares under the Securities Act of 1933) until March 9, 1995 (the date of the initial public offering).

     On February 23, 1995, Waddell & Reed, Inc. ("W&R") purchased for investment 20,000 shares of the Fund at their net asset value of $5.00 per share.

     The Fund's organizational expenses in the amount of $49,530 were advanced to the Fund by W&R and are an obligation to be paid by it. These expenses are being amortized and are payable evenly over 60 months following the date of the initial public offering. In the event that all or a part of W&R's initial investment in the Fund's shares is redeemed prior to the full reimbursement of these organizational expenses, the Fund's obligation to make further reimbursement will cease.

NOTE 3 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .30% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.0 billion of combined net assets at September 30, 1997) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and W&R, Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                   Average
                Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $154,700, out of which W&R paid sales commissions of $86,724 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $1,195, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 4 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $37,946,036 while proceeds from maturities and sales aggregated $33,955,393. Purchases of short-term securities and U.S. Government securities aggregated $42,858,606 and $7,186,828, respectively. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $50,420,160 and $11,594,382, respectively.

     For Federal income tax purposes, cost of investments owned at September 30, 1997 was $25,791,474, resulting in net unrealized appreciation of $2,225,610, of which $2,473,519 related to appreciated securities and $247,909 related to depreciated securities.

NOTE 5 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $1,336,140 during its fiscal year ended September 30, 1997, which included losses of $338,796 deferred from the year ended September 30, 1996. The capital gain will be distributed to the Fund's shareholders.

NOTE 6 -- Multiclass Operations

     On September 12, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Asset Strategy Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Asset Strategy Fund, Inc. (the "Fund") as of September 30, 1997, the related statements of operations and changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit. The financial statements and the financial highlights of the Fund for each of the periods in the two-year period ended September 30, 1996 were audited by other auditors whose report, dated November 8, 1996, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Asset Strategy Fund, Inc. as of September 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.




Deloitte & Touche LLP
Kansas City, Missouri
October 31, 1997

INCOME TAX INFORMATION

The amounts of the distributions below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                          PER-SHARE AMOUNTS REPORTABLE AS:
                  -----------------------------------------------
                  For Individuals        For Corporations
                  ----------------- -----------------------------
Record           Ordinary Long-Term                Non- Long-Term
 Date     Total  IncomeCapital GainQualifyingQualifyingCapital Gain
--------- -----  ---------------------------------------------------
                                    Class A
12-13-96 $0.060   $0.0600   $0.0000   $0.0046   $0.0554   $0.0000
03-14-97  0.030    0.0300    0.0000    0.0067    0.0233    0.0000
06-13-97  0.030    0.0300    0.0000    0.0067    0.0233    0.0000
09-12-97  0.030    0.0300    0.0000    0.0067    0.0233    0.0000
        -------   -------   -------   -------   -------   -------
Total    $0.150   $0.1500   $0.0000   $0.0247   $0.1253   $0.0000
        =======   =======   =======   =======   =======   =======

                                    Class Y
12-13-96 $0.066   $0.0660   $0.0000   $0.0050   $0.0610   $0.0000
03-14-97  0.035    0.0350    0.0000    0.0078    0.0272    0.0000
06-13-97  0.034    0.0340    0.0000    0.0076    0.0264    0.0000
09-12-97  0.037    0.0370    0.0000    0.0083    0.0287    0.0000
        -------   -------   -------   -------   -------   -------
Total    $0.172   $0.1720   $0.0000   $0.0287   $0.1433   $0.0000
        =======   =======   =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

                          Shareholder Meeting Results

A special meeting of shareholders of United Asset Strategy Fund, Inc. was held on July 28, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.        To elect the Board of Directors;

                                     For  Withheld
      Henry L. Bellmon         2,719,901    63,470
      Dodds I. Buchanan        2,719,687    63,684
      James M. Concannon       2,723,475    59,896
      John A. Dillingham       2,723,361    60,010
      Linda Graves             2,721,836    61,535
      John F. Hayes            2,723,670    59,701
      Glendon E. Johnson       2,722,631    60,740
      William T. Morgan        2,719,412    63,959
      Ronald K. Richey         2,719,042    64,329
      William L. Rogers        2,723,294    60,077
      Frank J. Ross, Jr.       2,723,475    59,896
      Eleanor B. Schwartz      2,723,894    59,477
      Keith A. Tucker          2,722,691    60,680
      Frederick Vogel III      2,722,255    61,116
      Paul S. Wise             2,719,901    63,470

Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;

               For     Against   Abstain
           2,648,205     6,270   128,896

Item 3.To approve or disapprove changes to the following fundamental investment policies and restrictions:

       3.1 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts

                 For   Against   Abstain
           2,548,966    30,840   203,565

       3.2 Modification of Fundamental Restriction Regarding Margin Purchases of Securities

                 For   Against   Abstain
           2,549,271    30,535   203,565

       3.3 Modification of Fundamental Restriction Regarding Short Sales of Securities

                 For   Against   Abstain
           2,549,985    29,821   203,565

       3.4 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons

                 For   Against   Abstain
           2,549,985    29,821   203,565

       3.5  Modification of Fundamental Policy Regarding Loans

                 For   Against   Abstain
           2,549,985    29,821   203,565

Item 4.To approve or disapprove a change in the Fund's goal;

                 For   Against   Abstain
           2,568,022    37,169   178,180

Item 5.To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

                 For   Against   Abstain
           2,489,974    48,864   191,978

DIRECTORS
Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS

Keith A. Tucker, President
Michael L. Avery, Vice President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Daniel J. Vrabac, Vice President








To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.


















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com

NUR1017A(9-97)

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